CONFIDENTIAL TREATMENT REQUESTED

Exhibit 10.3.1

Modification #1 (“Modification”)
to Original Equipment Manufacturing and License Agreement
dated July 31, 2008 (“OEM Agreement”) between
Lifesize Communications, Inc., (“Lifesize”) and Avistar Communications Corporation (“Avistar”)
Modification Effective Date:  March 15, 2011

Whereas, under the OEM Agreement, Avistar delivered and Lifesize accepted a software product, defined in Exhibit A of the OEM Agreement as the ‘Deliverables’, which the parties refer to internally as “Ampato”; and

Whereas, the OEM Agreement contemplates the addition of certain Avistar products under the Agreement when mutually acceptable to the parties; and

Whereas, the parties now wish to include an enhanced enterprise version of the Ampato Product as an additional product  for purchase and resale by Lifesize, which for purposes of this Modification shall be referred to internally, by the parties, as the “Everest” Product; and

Whereas, the parties believe certain mutual benefits may be derived by modifying certain provisions of the OEM Agreement to adjust for current market conditions and to address certain market opportunities as further outlined below;

Now, therefore, the parties agree to modify the OEM Agreement as expressly noted below.  Except as so modified, all terms, conditions and provisions of the OEM Agreement shall remain unchanged, in full force and effect

1.
Modifications to Exhibit A (Deliverables): Exhibit A issued in conjunction with the OEM Agreement (“Original Exhibit A”) shall be appended to by means of the attached Exhibit A-2.  Unless otherwise expressly agreed in the attached Exhibit A-2, Exhibit A-2 shall become effective on this Modification Effective Date noted above.

2.
Replacement of Exhibit B (Price Schedule): Exhibit B issued in conjunction with the OEM Agreement (“Original Exhibit B”) shall be deleted and replaced with the new attached Exhibit B-2.  Unless otherwise expressly agreed in the attached Exhibit B-2, all provisions of all previous versions of Exhibit B are considered replaced in their entirety by Exhibit B-2.  Exhibit B-2 shall become effective on the Modification Effective Date.  There shall be no retroactivity of pricing for orders placed before the Modification Effective Date.

3.
Modification of Section 4(c) of the OEM Agreement and Replacement of Exhibit E (Future Features and Functionality): As of the Modification Effective Date, Section 4(c) of the OEM Agreement is hereby replaced in its entirety to now read as shown below and Exhibit E issued in conjunction with the OEM Agreement (“Original Exhibit E”) shall be replaced with the new attached Exhibit E-2.

“4(c) Roadmap Meetings and Future Development Effort.  The Parties have agreed to meet, at a time and location mutually agreed upon by the Parties, to define and modify the product development roadmap for LifeSize OEM Products, define the new features and functionality to be developed for the LifeSize OEM Products by Avistar, and determine the target dates for the availability of such new features and functionality for the LifeSize OEM Products.  As of the signing of this Modification Effective Date and as part of the Maintenance Fee, Avistar agrees to provide the features and functionality listed in Exhibit E-2 (“Roadmap Enhancements”), when and if available.  Upon mutual agreement of such development roadmaps, Avistar shall undertake the development effort to create, test, and deliver such new features and functionality and use commercially reasonable efforts to achieve such features and functionality by the agreed upon dates.”

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

4.
The Parties agree that this Modification may be executed in counterparts and transmitted electronically, via facsimile or .pdf email attachment and the electronic copy or facsimile shall be considered equivalent to a signed hardcopy original when signed by both Parties in the space provided below.

BY: LifeSize Communications, Inc.	BY: Avistar Communications Corporation
/s/ William R. Paape	/s/ Elias MurrayMetzger
Name/Title	Name/Title

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit A-2

EVEREST DELIVERABLES

The Everest Product is the Lifesize branded version of Avistar C3 Communicator™ - Business Edition, P/N 30-55-0310 which includes a license to  Avistar C3 Communicator™and the following Avistar C3 software infrastructure applications: Avistar C3 Call Control™, Avistar C3 Tunnel™, and Avistar C3 Conference™ (up to 98 resource units per port).  May require Name/MAC Address information for Application Host Servers for license activation.

Note: Paradial License Royalty Exemption
Avistar shall not be required to pay the Seat License Fee, provided for under the Software Licensing Agreement dated May 16, 2008 which was modified on August 1, 2009 and February 7, 2011 and which has been assigned to Logitech Europe S.A., for the Everest Product licensed to LifeSize Communications.  Provided however, that such licenses shall not be included for purposes of calculating the Cumulative Seats/User or any Annual Minimums required by the Paradial Agreement.

SOURCE CODE ESCROW

1.  Technology Escrow.  Within thirty (30) days of the Modification Effective Date, Avistar shall deliver to Iron Mountain Intellectual Property Management, Inc. (“Escrow Agent”), one copy of the Supplier’s source code for the Ampato Deliverable, together with any documentation including engineer’s and programmer’s notes and materials, sufficient to allow a reasonably skilled engineer to understand the design, logic, structure, functionality, operation and features and to use, operate, maintain, modify, support and diagnose errors in the Deliverables (collectively, “Deposit Materials”).  Avistar shall deliver the Deposit Materials for any future Deliverables to the Escrow Agent concurrently with their Release to LifeSize.  LifeSize shall be solely responsible for any fees or expenses associated with or resulting from such escrow of the Deposit Materials.  The Deposit Materials shall be held in escrow and subject to potential release therefrom pursuant to the terms and conditions set out here and Appendix 1 hereto.

2.  Verification.                                Avistar agrees that prior to placement of the Deposit Materials in escrow, a designated employee of LifeSize may attend at Supplier’s offices at a mutually acceptable time during Avistar’s regular business hours, but in any event within thirty (30) days of the Modification Effective Date, to review in the presence of Avistar personnel the Avistar’s source code for the Deliverables, and the documentation that Avistar intends to deposit in escrow as the Deposit Materials, to verify that such Deposit Materials will enable LifeSize to modify and support the Deliverables as finally delivered to LifeSize.  Upon such verification, Avistar agrees that such Deposit Materials shall be packaged and sealed in the presence of LifeSize’s designated employee and promptly delivered to the Escrow Agent and shall constitute the Deposit Materials under this Agreement.  If Avistar makes any changes or updates to the Deliverables, Avistar shall deposit with the Escrow Agent updated Deposit Materials of such within ten (10) calendar days of their release, so the escrow account stays current. On ten (10) days’ written notice to Avistar, LifeSize may subject any such subsequent deposit to the verification procedures described in this Section 2.  Each Party will bear its own costs and expenses of conducting a verification of any version of the Deposit Materials.

3. Release Conditions.  Any of the events specified in the Escrow Agreement as Release Conditions shall be considered a failure of Avistar to carry out obligations imposed on it under this Agreement and the Escrow Agreement and shall entitle LifeSize to instruct the Escrow Agent to release the Deposit Materials to LifeSize.

4. Use of Deposit Materials.  Avistar hereby grants LifeSize a worldwide, nonexclusive, nontransferable, and irrevocable right and license to use, modify and maintain the code and to create and distribute derivative works of the Deposit Materials in connection with LifeSize’s continued marketing, distribution and support of LifeSize Products, under the terms of the OEM Agreement and subject to payment of the required fees to Avistar, which LifeSize may exercise at any time upon the occurrence of a Release Condition.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Appendix 1

effective date: ________________

master deposit account Number: ____________________

Three-Party Master Beneficiary
Escrow Service Agreement

1.	Introduction.

This Escrow Service Agreement (the “Agreement”) is entered into by and between ______________________________,  (“Beneficiary”), and by any additional party enrolling as a “Depositor” upon  execution of the Depositor Enrollment Form attached as Exhibit E to this Agreement and by Iron Mountain Intellectual Property Management, Inc. (“Iron Mountain”).  Beneficiary, Depositor, and Iron Mountain may be referred to individually as a "Party" or collectively as the "Parties" throughout this Agreement.

(a) The use of the term services in this Agreement shall refer to Iron Mountain services that facilitate the creation, management, and enforcement of software or other technology escrow accounts as described in Exhibit A attached hereto (“Services”).  A Party shall request Services under this Agreement by submitting a work request for certain Iron Mountain Services (“Work Request”) via written instruction or the online portal maintained at the website located at www.ironmountainconnect.com or other websites owned or controlled by Iron Mountain that are linked to that website (collectively the “Iron Mountain Website”).

(b) The Beneficiary and Depositor have, or will have, entered into a license agreement or other agreement (“License Agreement”) conveying intellectual property rights to the Beneficiary, and the Parties intend this Agreement to be considered as supplementary to such agreement, pursuant to Title 11 United States [Bankruptcy] Code, Section 365(n).

2.	Depositor Responsibilities and Representations.

(a)
Depositor shall make an initial deposit that is complete and functional of all proprietary technology and other materials covered under this Agreement (“Deposit Material”) to Iron Mountain within thirty (30) days of the Effective Date.  Depositor may also update Deposit Material from time to time during the Term (as defined below) of this Agreement provided a minimum of one (1) complete and functional copy of Deposit Material is deposited with Iron Mountain at all times.  At the time of each deposit or update, Depositor will provide an accurate and complete description of all Deposit Material sent to Iron Mountain using the form attached hereto as Exhibit B.

(b)
Depositor represents that it lawfully possesses all Deposit Material provided to Iron Mountain under this Agreement and that any current or future Deposit Material liens or encumbrances will not prohibit, limit, or alter the rights and obligations of Iron Mountain under this Agreement.  Depositor warrants that with respect to the Deposit Material, Iron Mountain’s proper administration of this Agreement will not violate the rights of any third parties.

(c)
Depositor represents that all Deposit Material is readable and useable in its then current form; if any portion of such Deposit Material is encrypted, the necessary decryption tools and keys to read such material are deposited contemporaneously.

(d)
Depositor agrees, upon request by Iron Mountain, in support of Beneficiary’s request for verification Services, to promptly complete and return the Escrow Deposit Questionnaire attached hereto as Exhibit Q.  Depositor consents to Iron Mountain’s performance of any level(s) of verification Services described in Exhibit A attached hereto and Depositor further consents to Iron Mountain’s use of a subcontractor to perform verification Services.  Any such subcontractor shall be bound by the same confidentiality obligations as Iron Mountain and shall not be a direct competitor to either Depositor or Beneficiary.  Iron Mountain shall be responsible for the delivery of Services of any such subcontractor as if Iron Mountain had performed the Services.  Depositor represents that all Deposit Material is provided with all rights necessary for Iron Mountain to verify such proprietary technology and materials upon receipt of a Work Request for such Services or agrees to use commercially reasonable efforts to provide Iron Mountain with any necessary use rights or permissions to use materials necessary to perform verification of the Deposit Material.  Depositor agrees to reasonably cooperate with Iron Mountain by providing reasonable access to its technical personnel for verification Services whenever reasonably necessary.

3.	Beneficiary Responsibilities and Representations.

(a)
Beneficiary acknowledges that, as between Iron Mountain and Beneficiary, Iron Mountain’s obligation is to maintain the Deposit Material as delivered by the Depositor and that, other than Iron Mountain’s inspection of the Deposit Material (as described in Section 4) and the performance of any of the optional verification Services listed in Exhibit A, Iron Mountain has no other obligation regarding the completeness, accuracy, or functionality of the Deposit Material.

(b)
Beneficiary may submit a verification Work Request to Iron Mountain for one or more of the Services defined in Exhibit A attached hereto and consents to Iron Mountain’s use of a subcontractor if needed to provide such Services.  Beneficiary warrants that Iron Mountain’s use of any materials supplied by Beneficiary to perform the verification Services described in Exhibit A is lawful and does not violate the rights of any third parties.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

4.	Iron Mountain Responsibilities and Representations.

(a)
Iron Mountain agrees to use commercially reasonable efforts to provide the Services requested by Authorized Person(s) (as identified in the “Authorized Person(s)/Notices Table” below) representing the Depositor or Beneficiary in a Work Request.  Iron Mountain may reject a Work Request (in whole or in part) that does not contain all required information at any time upon notification to the Party originating the Work Request.

(b)
Iron Mountain will conduct a visual inspection upon receipt of any Deposit Material and associated Exhibit B.  If Iron Mountain determines that the Deposit Material does not match the description provided by Depositor represented in Exhibit B, Iron Mountain will notify Depositor of such discrepancy.

(c)	Iron Mountain will provide notice to the Beneficiary of all Deposit Material that is accepted and deposited into the escrow account under this Agreement.

(d)	Iron Mountain will follow the provisions of Exhibit C attached hereto in administering the release of Deposit Material.

(e)
Iron Mountain will work with a Party who submits any verification Work Request for Deposit Material covered under this Agreement to either fulfill any standard verification Services Work Request or develop a custom Statement of Work (“SOW”).  Iron Mountain and the requesting Party will mutually agree in writing to an SOW on terms and conditions that include but are not limited to: description of Deposit Material to be tested; description of verification testing; requesting Party responsibilities; Iron Mountain responsibilities; Service Fees; invoice payment instructions; designation of the paying Party; designation of authorized SOW representatives for both the requesting Party and Iron Mountain with name and contact information; and description of any final deliverables prior to the start of any fulfillment activity.  After the start of fulfillment activity, each SOW may only be amended or modified in writing with the mutual agreement of both Parties, in accordance with the change control procedures set forth therein.  If the verification Services extend beyond those described in Exhibit A, the Depositor shall be a necessary Party to the SOW governing the Services.

(f)	Iron Mountain will hold and protect Deposit Material in physical or electronic vaults that are either owned or under the control of Iron Mountain, unless otherwise agreed to by all the Parties.

(g)
Upon receipt of written instructions by both Depositor and Beneficiary, Iron Mountain will permit the replacement or removal of previously submitted Deposit Material.  The Party making such request shall be responsible for getting the other Party to approve the joint instructions. Any Deposit Material that is removed from the deposit account will be either returned to Depositor or destroyed in accordance with Depositor’s written instructions.

(h)
Should transport of Deposit Material be necessary in order for Iron Mountain to perform Services requested by Depositor or Beneficiary under this Agreement, Iron Mountain will use a commercially recognized overnight carrier such as Federal Express or United Parcel Service.  Iron Mountain will not be responsible for any loss or destruction of, or damage to, such Deposit Material while in the custody of the common carrier.

5.	Payment.

The Party responsible for payment designated in Exhibit A (“Paying Party”) shall pay to Iron Mountain all fees as set forth in the Work Request (“Service Fees”).  Except as set forth below, all Service Fees are due within thirty (30) calendar days from the date of invoice in U.S. currency and are non-refundable.  Iron Mountain may update Service Fees with a ninety (90) calendar day written notice to the Paying Party during the Term of this Agreement (as defined below).  The Paying Party is liable for any taxes (other than Iron Mountain income taxes) related specifically to Services purchased under this Agreement or shall present to Iron Mountain an exemption certificate acceptable to the taxing authorities.  Applicable taxes shall be billed as a separate item on the invoice.  Any Service Fees not collected by Iron Mountain when due shall bear interest until paid at a rate of one percent (1%) per month (12% per annum) or the maximum rate permitted by law, whichever is less.  Notwithstanding the non-performance of any obligations of Depositor to deliver Deposit Material under the License Agreement or this Agreement, Iron Mountain is entitled to be paid all Service Fees that accrue during the Term of this Agreement.

6.	Term and Termination.

(a)
The term of this Agreement is for a period of one (1) year from the Effective Date (“Initial Term”) and will automatically renew for additional one (1) year terms (“Renewal Term”) (collectively the “Term”).  This Agreement shall continue in full force and effect until one of the following events occur: (i) Depositor and Beneficiary provide Iron Mountain with sixty (60) days’ prior written joint notice of their intent to terminate this Agreement; (ii) Beneficiary provides Iron Mountain and Depositor with sixty (60) days’ prior written notice of its intent to terminate this Agreement; (iii) the Agreement terminates under another provision of this Agreement; or (iv) any time after the Initial Term, Iron Mountain provides a sixty (60) days’ prior written notice to the Depositor and Beneficiary of Iron Mountain’s intent to terminate this Agreement.  If the Effective Date is not specified above, then the last date noted on the signature blocks of this Agreement shall be the Effective Date.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(b)
Unless the express terms of this Agreement provide otherwise, upon termination of this Agreement, Iron Mountain shall return the Deposit Material to the Depositor.  Unless otherwise directed by Depositor, Iron Mountain will use a commercially recognized overnight common carrier such as Federal Express or United Parcel Service to return the Deposit Material to the Depositor.  Iron Mountain will not be responsible for any loss or destruction of, or damage to, such Deposit Material while in the custody of the common carrier.  If reasonable attempts to return the Deposit Material to Depositor are unsuccessful, Iron Mountain shall destroy the Deposit Material.

(c)
In the event of the nonpayment of undisputed Service Fees owed to Iron Mountain, Iron Mountain shall provide all Parties to this Agreement with written notice of Iron Mountain’s intent to terminate this Agreement.  Any Party to this Agreement shall have the right to make the payment to Iron Mountain to cure the default.  If the past due payment is not received in full by Iron Mountain within thirty (30) calendar days of the date of such written notice, then Iron Mountain shall have the right to terminate this Agreement at any time thereafter by sending written notice to all Parties.  Iron Mountain shall have no obligation to perform the Services under this Agreement (except those obligations that survive termination of this Agreement, which includes the confidentiality obligations in Section 9) so long as any undisputed Service Fees due Iron Mountain under this Agreement remain unpaid.

7.	Infringement Indemnification.

Anything in this Agreement to the contrary notwithstanding, Depositor at its own expense shall defend and hold Iron Mountain fully harmless against any claim or action asserted against Iron Mountain (specifically including costs and reasonable attorneys’ fees associated with any such claim or action) to the extent such claim or action is based on an assertion that Iron Mountain’s proper administration of this Agreement infringes any patent, copyright, license or other proprietary right of any third party.  When Iron Mountain has notice of a claim or action, it shall promptly notify Depositor in writing.  At its option, Depositor may elect to control defense of such claim or action and may elect to enter into a settlement agreement, provided that no such settlement or defense shall include any admission or implication of wrongdoing on the part of Iron Mountain without Iron Mountain’s prior written consent, which consent shall not be unreasonably delayed or withheld.  Iron Mountain shall have the right to employ separate counsel and participate in the defense of any claim at its own expense.

8.	Warranties.

(a)
IRON MOUNTAIN WARRANTS ANY AND ALL SERVICES PROVIDED HEREUNDER SHALL BE PERFORMED IN A WORKMANLIKE MANNER CONSISTENT WITH THE MEASURES IRON MOUNTAIN TAKES TO PROTECT ITS OWN INFORMATION OF A SIMILAR NATURE, BUT IN NO CASE LESS THAN A REASONABLE LEVEL OF CARE.  EXCEPT AS SPECIFIED IN THIS SECTION, ALL CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY, OR ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW.  AN AGGRIEVED PARTY MUST NOTIFY IRON MOUNTAIN PROMPTLY UPON LEARNING OF ANY CLAIMED BREACH OF ANY WARRANTY AND, TO THE EXTENT ALLOWED BY APPLICABLE LAW, SUCH PARTY’S REMEDY FOR BREACH OF THIS WARRANTY SHALL BE SUBJECT TO THE LIMITATION OF LIABILITY AND CONSEQUENTIAL DAMAGES WAIVER IN THIS AGREEMENT.  THIS DISCLAIMER AND EXCLUSION SHALL APPLY EVEN IF THE EXPRESS WARRANTY AND LIMITED REMEDY SET FORTH ABOVE FAILS OF ITS ESSENTIAL PURPOSE.

(b)
Depositor warrants that all Depositor information provided hereunder is accurate and reliable and undertakes to promptly correct and update such Depositor information during the Term of this Agreement.

(c)
Beneficiary warrants that all Beneficiary information provided hereunder is accurate and reliable and undertakes to promptly correct and update such Beneficiary information during the Term of this Agreement.

9.      Confidential Information.

Iron Mountain shall have the obligation to implement and maintain safeguards designed to protect the confidentiality of the Deposit Material.  Except as provided in this Agreement Iron Mountain shall not use or disclose the Deposit Material.  Iron Mountain shall not disclose the terms of this Agreement to any third party other than its financial, technical, or legal advisors, or its administrative support service providers.  Any such third party shall be bound by the same confidentiality obligations as Iron Mountain.  If Iron Mountain receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Material, Iron Mountain will promptly notify the Parties to this Agreement unless prohibited by law.  After notifying the Parties, Iron Mountain may comply in good faith with such order.  It shall be the responsibility of Depositor or Beneficiary to challenge any such order; provided, however, that Iron Mountain does not waive its rights to present its position with respect to any such order.  Iron Mountain will cooperate with the Depositor or Beneficiary, as applicable, to support efforts to quash or limit any subpoena, at such Party’s expense.  Any Party requesting additional assistance shall pay Iron Mountain’s standard charges or as quoted upon submission of a detailed request.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

10.      Limitation of Liability.

EXCEPT FOR: (I) LIABILITY FOR DEATH OR BODILY INJURY; (II) PROVEN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; OR (III) THE INFRINGEMENT INDEMNIFICATION OBLIGATIONS OF SECTION 7, ALL OTHER LIABILITY RELATED TO THIS AGREEMENT, IF ANY, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, OF ANY PARTY TO THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT EQUAL TO ONE YEAR OF FEES PAID TO IRON MOUNTAIN UNDER THIS AGREEMENT.  IF CLAIM OR LOSS IS MADE IN RELATION TO A SPECIFIC DEPOSIT OR DEPOSITS, SUCH LIABILITY SHALL BE LIMITED TO THE FEES RELATED SPECIFICALLY TO SUCH DEPOSITS.

11.      Consequential Damages Waiver.

IN NO EVENT SHALL ANY PARTY TO THIS AGREEMENT BE LIABLE TO ANOTHER PARTY FOR ANY INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS, ANY COSTS OR EXPENSES FOR THE PROCUREMENT OF SUBSTITUTE SERVICES (EXCLUDING SUBSTITUTE ESCROW SERVICES), OR ANY OTHER INDIRECT DAMAGES, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE EVEN IF THE POSSIBILITY THEREOF MAY BE KNOWN IN ADVANCE TO ONE OR MORE PARTIES.

12.      General.

(a)	Incorporation of Work Requests. All valid Depositor and Beneficiary Work Requests are incorporated into this Agreement.

(b)
Purchase Orders.  In the event that the Paying Party issues a purchase order or other instrument used to pay Service Fees to Iron Mountain, any terms and conditions set forth in the purchase order which constitute terms and conditions which are in addition to those set forth in this Agreement or which establish conflicting terms and conditions to those set forth in this Agreement are expressly rejected by Iron Mountain.

(c)
Right to Make Copies.  Iron Mountain shall have the right to make copies of all Deposit Material as reasonably necessary to perform the Services.  Iron Mountain shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on Deposit Material onto any copies made by Iron Mountain.  Any copying expenses incurred by Iron Mountain as a result of a Work Request to copy will be borne by the Party requesting the copies.  Iron Mountain may request Depositor’s reasonable cooperation in promptly copying Deposit Material in order for Iron Mountain to perform this Agreement.

(d)
Choice of Law.  The validity, interpretation, and performance of this Agreement shall be controlled by and construed under the laws of the Commonwealth of Massachusetts, USA, as if performed wholly within the state and without giving effect to the principles of conflicts of laws.

(e)
Authorized Person(s).  Depositor and Beneficiary must each authorize and designate one person whose actions will legally bind such Party (“Authorized Person” who shall be identified in the Authorized Person(s) Notices Table of this Agreement or such Party’s legal representative) and who may manage the Iron Mountain escrow account through the Iron Mountain website or written instruction.  The Authorized Person for each the Depositor and Beneficiary will maintain the accuracy of their name and contact information provided to Iron Mountain during the Term of this Agreement.

(f)
Right to Rely on Instructions.  With respect to release of Deposit Material or the destruction of Deposit Material, Iron Mountain shall rely on instructions from a Party’s Authorized Person(s).  In all other cases, Iron Mountain may act in reliance upon any instruction, instrument, or signature reasonably believed by Iron Mountain to be genuine and from an Authorized Person(s), officer, or other employee of a Party.  Iron Mountain may assume that such representative of a Party to this Agreement who gives any written notice, request, or instruction has the authority to do so.  Iron Mountain will not be required to inquire into the truth of, or evaluate the merit of, any statement or representation contained in any notice or document reasonably believed to be from such representative.

(g)
Force Majeure.  No Party shall be liable for any delay or failure in performance due to events outside the defaulting Party’s reasonable control, including without limitation acts of God, earthquake, labor disputes, shortages of supplies, riots, war, acts of terrorism, fire, epidemics, or delays of common carriers or other circumstances beyond its reasonable control.  The obligations and rights of the excused Party shall be extended on a day-to-day basis for the time period equal to the period of the excusable delay.

(h)
Notices.  All notices regarding Exhibit C (Release of Deposit Material) shall be sent by commercial express mail or other commercially appropriate means that provide prompt delivery and require proof of delivery.  All other correspondence, including invoices, payments, and other documents and communications, may be sent electronically or via regular mail.  The Parties shall have the right to rely on the last known address of the other Parties.  Any correctly addressed notice to the last known address of the other Parties that is relied on herein, that is refused, unclaimed, or undeliverable shall be deemed effective as of the first date that said notice was refused, unclaimed, or deemed undeliverable by electronic mail, the postal authorities, or through messenger or commercial express delivery service.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(i)	No Waiver. No waiver of any right under this Agreement by any Party shall constitute a subsequent waiver of that or any other right under this Agreement.

(j)
Assignment.  No assignment of this Agreement by Depositor or Beneficiary or any rights or obligations of Depositor or Beneficiary under this Agreement is permitted without the written consent of Iron Mountain, which shall not be unreasonably withheld or delayed.  Iron Mountain shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Beneficiary unless Iron Mountain receives clear, authoritative and conclusive written evidence of the change of Parties.

(k)
Severability.  In the event any of the terms of this Agreement become or are declared to be illegal or otherwise unenforceable by any court of competent jurisdiction, such term(s) shall be null and void and shall be deemed deleted from this Agreement.  All remaining terms of this Agreement shall remain in full force and effect.  If this paragraph becomes applicable and, as a result, the value of this Agreement is materially impaired for any Party, as determined by such Party in its sole discretion, then the affected Party may terminate this Agreement by written notice to the other Parties.

(l)
Independent Contractor Relationship.  Depositor and Beneficiary understand, acknowledge, and agree that Iron Mountain’s relationship with Depositor and Beneficiary will be that of an independent contractor and that nothing in this Agreement is intended to or should be construed to create a partnership, joint venture, or employment relationship.

(m)
Attorneys' Fees.  Any costs and fees incurred by Iron Mountain in the performance of obligations imposed upon Iron Mountain solely by virtue of its role as escrow service provider including, without limitation, compliance with subpoenas, court orders, and discovery requests shall, unless adjudged otherwise, be divided equally and paid by Depositor and Beneficiary.  In any suit or proceeding between the Parties relating to this Agreement, the prevailing Party will have the right to recover from the other(s) its costs and reasonable fees and expenses of attorneys, accountants, and other professionals incurred in connection with the suit or proceeding, including costs, fees and expenses upon appeal, separately from and in addition to any other amount included in such judgment.  This provision is intended to be severable from the other provisions of this Agreement, and shall survive and not be merged into any such judgment.

(n)
No Agency.  No Party has the right or authority to, and shall not, assume or create any obligation of any nature whatsoever on behalf of the other Parties or bind the other Parties in any respect whatsoever.

(o)
Disputes.  Any dispute, difference or question relating to or arising among any of the Parties concerning the construction, meaning, effect or implementation of this Agreement or the rights or obligations of any Party hereof will be submitted to, and settled by arbitration by a single arbitrator chosen by the corresponding Regional Office of the American Arbitration Association in accordance with the Commercial Rules of the American Arbitration Association.  The Parties shall submit briefs of no more than 10 pages and the arbitration hearing shall be limited to two (2) days maximum.  The arbitrator shall apply Massachusetts law.  Unless otherwise agreed by the Parties, arbitration will take place in Boston, Massachusetts, U.S.A.  Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator.  Service of a petition to confirm the arbitration award may be made by regular mail or by commercial express mail, to the attorney for the Party or, if unrepresented, to the Party at the last known business address.  If however, Depositor or Beneficiary refuse to submit to arbitration, the matter shall not be submitted to arbitration and Iron Mountain may submit the matter to any court of competent jurisdiction for an interpleader or similar action.

(p)
Regulations.  Depositor and Beneficiary are responsible for and warrant, to the extent of their individual actions or omissions, compliance with all applicable laws, rules and regulations, including but not limited to: customs laws; import; export and re-export laws; and government regulations of any country from or to which the Deposit Material may be delivered in accordance with the provisions of this Agreement.  With respect to Deposit Material containing personal information and data, Depositor agrees to (i) procure all necessary consents in relation to personal information and data; and (ii) otherwise comply with all applicable privacy and data protection laws as they relate to the subject matter of this Agreement.  Notwithstanding anything in this Agreement to the contrary, if an applicable law or regulation exists or should be enacted which is contrary to the obligations imposed upon Iron Mountain hereunder, and results in the activities contemplated hereunder unlawful, Depositor and/or Beneficiary will notify Iron Mountain and Iron Mountain will be relieved of its obligations hereunder unless and until such time as such activity is permitted.

(q)
No Third Party Rights.  This Agreement is made solely for the benefit of the Parties to this Agreement and their respective permitted successors and assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement unless otherwise agreed to by all the Parties hereto.

(r)
Entire Agreement.  The Parties agree that this Agreement, which includes all the Exhibits attached hereto and all valid Work Requests and SOWs submitted by the Parties, is the complete agreement between the Parties hereto concerning the subject matter of this Agreement and replaces any prior or contemporaneous oral or written communications between the Parties.  There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein.  Each of the Parties herein represents and warrants that the execution, delivery, and performance of this Agreement has been duly authorized and signed by a person who meets statutory or other binding approval to sign on behalf of its business organization as named in this Agreement.  This Agreement may only be modified by mutual written agreement of all the Parties.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(s)	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

(t)
Survival.  Sections 6 (Term and Termination), 7 (Infringement Indemnification), 8 (Warranties), 9 (Confidential Information), 10 (Limitation of Liability), 11 (Consequential Damages Waiver), and 12 (General) of this Agreement shall survive termination of this Agreement or any Exhibit attached hereto.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the Effective Date by their authorized representatives:

BENEFICIARY	IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.

Signature:	Signature:
Print Name:	Print Name:
Title:	Title:
Date:	Date:
Email Address	Email Address:	ipmclientservices@ironmountain.com

NOTE:  Beneficiary Authorized Person(s)/Notices Table, Billing Contact Information Table and exhibits follow

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Beneficiary Authorized Person(s)/Notices Table
Provide the name and contact information of the Authorized Person under this Agreement.  All notices will be sent to the person at the address set forth below.  This is required information.

Print Name:
Title:
Email Address
Street Address
Province/City/State
Postal/Zip Code
Phone Number
Fax Number

Billing Contact Information Table
Provide the name and contact information of the Billing Contact under this Agreement.  All Invoices will be sent to this individual at the address set forth below.

Print Name:
Title:
Email Address
Street Address
Province/City/State
Postal/Zip Code
Phone Number
Fax Number

IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
All notices should be sent to ipmclientservices@ironmountain.com OR Iron Mountain Intellectual Property Management, Inc., Attn: Client Services, 2100 Norcross Parkway, Suite 150, Norcross, Georgia, 30071, USA.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

MUST BE COMPLETED Exhibit A - Escrow Service Work Request - Deposit Account Number: ____________________

Service Check box(es) to order service
Service Description-Master Three Party Escrow Agreement - Beneficiary
All services are listed below. Services in shaded tables are required for every new escrow account set up.  Some services may not be available under the Agreement.
		One-Time Fees	Annual Fees	Paying Party Check box to identify the Paying Party
Setup Fee Deposit Account Fee- including Escrow Management Center Access Beneficiary Fee including Escrow Management Center Access
Iron Mountain will setup a new escrow deposit account using a standard escrow agreement. Custom contracts are subject to the Custom Contract Fee noted below.
Iron Mountain will set up one deposit account to manage and administrate access to Deposit Material that will be secured in a controlled storage environment.  Furthermore, Iron Mountain will provide account services that include unlimited deposits, electronic vaulting, access to Iron Mountain Connect™ Escrow Management Center for secure online account management, submission of electronic Work Requests, and communication of status.  A Client Manager will be assigned to each deposit account and provide training upon request to facilitate secure Internet access to the account and ensure fulfillment of Work Requests. An oversize fee of $200 USD per 1.2 cubic foot will be charged for deposits that exceed 2.4 cubic feet.

Iron Mountain will fulfill a Work Request to add a Beneficiary to an escrow deposit account and manage access rights associated with the account. Beneficiary will have access to Iron Mountain Connect™ Escrow Management Center for secure online account management, submission of electronic Work Requests, and communication of status.  A Client Manager will be assigned to each deposit account and provide training upon request to facilitate secure Internet access to the account and ensure fulfillment of Work Requests.
		$2,500	$1,000 $700	☐Depositor - or ☐Beneficiary ☐Depositor - or ☐Beneficiary ☐Depositor - or ☐Beneficiary
Add Additional Deposit Account and Beneficiary enrollment	Iron Mountain will set up one additional deposit account to manage and administrate access to new Deposit Material that will be securely stored in controlled media vaults in accordance with the service description above and the Agreement that governs the Initial Deposit Account. Iron Mountain will fulfill a Work Request to add a new Beneficiary to an escrow deposit account in accordance with the service description above and the Agreement.		$1,700	☐Depositor -or ☐Beneficiary
Add Deposit Tracking Notification	At least semi-annually, Iron Mountain will send an update reminder to Depositor. Thereafter, Beneficiary will be notified of last deposit.	N/A	$375	☐Depositor or ☐Beneficiary
Add File List Verification Report	Iron Mountain will fulfill a Work Request to provide a File Listing Report, which includes a deposit media readability analysis, a file listing, a file classification table, virus scan outputs, and assurance of completed deposit questionnaire. A final report will be sent to the Paying Party regarding the Deposit Material to ensure consistency between Depositor’s representations (i.e., Exhibit B and Deposit Questionnaire) and stored Deposit Material. Deposit must be provided on CD, DVD-R, or deposited by sFTP.	$2,500	N/A	☐Depositor-or ☐Beneficiary
Add Level 1 - Inventory and Analysis Test
Iron Mountain will perform an Inventory Test on the initial deposit, which includes Analyzing deposit media readability, virus scanning, developing file classification tables, identifying the presence/absence of build instructions, and identifying materials required to recreate the Depositor's software development environment. Output includes a report which will include build instructions, file classification tables and listings.  In addition, the report will list required software development materials, including, without limitation, required source code languages and compilers, third-party software, libraries, operating systems, and hardware, as well as Iron Mountain’s analysis of the deposit.
		$5,000 or based on SOW if custom work required	N/A	☐Depositor-or ☐Beneficiary
Add Level 2 –Deposit Compile Test
Iron Mountain will fulfill a Work Request to perform a Deposit Compile Test, which includes the outputs of the File Listing Report and the Level 1 - Inventory Test as described above plus recreating the Depositor’s software development environment, compiling source files and modules, linking libraries and recreating executable code, pass/fail determination, creation of comprehensive build instructions with a final report sent to the Paying Party regarding the Deposit Material.  The Paying Party and Iron Mountain will agree on a custom Statement of Work (“SOW”) prior to the start of fulfillment.
		Based on SOW	N/A	☐Depositor -or ☐Beneficiary
Add Level 3 - Binary Comparison
Iron Mountain will fulfill a Work Request to perform one Deposit Usability  Test - Binary Comparison which includes a comparison of the files built from the Deposit Compile Test to the actual licensed technology on the Beneficiary’s site to ensure a full match in file size, with a final report sent to the Requesting Party regarding the Deposit Material.  The Paying Party and Iron Mountain will agree on a custom Statement of Work (“SOW”) prior to the start of fulfillment.
		Based on SOW	N/A	☐Depositor -or ☐Beneficiary
Add Level 4 - Full Usability
Iron Mountain will fulfill a Work Request to perform one Deposit Usability Test - Full Usability which includes a confirmation that the built applications work properly when installed, based on pre-determined test scripts provided by the Parties. A final report will be sent to the Paying Party regarding the Deposit Material.  The Paying Party and Iron Mountain will agree on a custom Statement of Work (“SOW”) prior to the start of fulfillment.
		Based on SOW	N/A	☐Depositor -or ☐Beneficiary
Add Dual/Remote Vaulting	Iron Mountain will fulfill a Work Request to store and manage the deposit materials in a remote location, designated by the client, outside of Iron Mountain’s primary escrow vaulting location or to store and manage a redundant copy of the deposit materials in one (1) additional location. All Deposit Materials (original and copy) must be provided by the Depositor.	N/A	$500	☐Depositor -or ☐Beneficiary

Release Deposit Material	Iron Mountain will process a Work Request to release Deposit Material by following the specific procedures defined in Exhibit C “Release of Deposit Material” the Escrow Service Agreement.	$500	N/A	☐Depositor -or ☐Beneficiary
Add Custom Services	Iron Mountain will provide its Escrow Expert consulting based on a custom SOW mutually agreed to by all Parties.	$175/hour	N/A	☐Depositor -or ☐Beneficiary
Custom Contract Fee	Custom contracts are subject to the Custom Contract Fee, which covers the review and processing of custom or modified contracts.	$750	N/A	☐Depositor -or ☐Beneficiary
Note: Parties may submit Work Requests via written instruction or electronically through the online portal.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit B
Deposit Material Description

Company Name: ______________________________________deposit account number:____________________

Deposit Name ________________________ and Deposit Version ________________________________________
(Deposit Name will appear in account history reports)

Deposit Media (Please Label All Media with the Deposit Name Provided Above)

Media Type	Quantity	Media Type	Quantity
☐CD-ROM / DVD		☐3.5” Floppy Disk
☐DLT Tape		☐Documentation
☐DAT Tape		☐Hard Drive / CPU
☐Circuit Board

	Total Size of Transmission (specify in bytes)	# of Files	# of Folders
☐Electronic Deposit
☐Other (please describe below):

Deposit Encryption (Please check either “Yes” or “No” below and complete as appropriate)

Is the media or are any of the files encrypted?  ☐Yes or ☐No

If yes, please include any passwords and decryption tools description below.  Please also deposit all necessary encryption software with this deposit.

Encryption tool name____________________________________ Version

Hardware required

Software required

Other required information_____________________________________________________________________

Deposit Certification (Please check the box below to Certify and Provide your Contact Information)

☐I certify for Depositor that the above described Deposit Material has been transmitted electronically or sent via commercial express mail carrier to Iron Mountain at the address below.	☐Iron Mountain has inspected and accepted the above described Deposit Material either electronically or physically. Iron Mountain will notify Depositor of any discrepancies.
Name:	Name:
Date:	Date:
Email Address:
Telephone Number:
Fax Number:
Note:  If Depositor is physically sending Deposit Material to Iron Mountain, please label all media and mail all Deposit Material with the appropriate Exhibit B via commercial express carrier to the following address:

Iron Mountain Intellectual Property Management, Inc.
Attn: Vault Administration
2100 Norcross Parkway, Suite 150
Norcross, GA 30071
Telephone: 800-875-5669
Facsimile: 770-239-9201

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit C

Release Of Deposit material
Deposit Account Number: _______________________

Iron Mountain will use the following procedures to process any Beneficiary Work Request to release Deposit Material.  All notices under this Exhibit C shall be sent pursuant to the terms of Section 12(h) Notices.

1.
Release Conditions.  Depositor and Beneficiary agree that a Work Request for the release of the Deposit Material shall be based solely on one or more of the following conditions (defined as “Release Conditions”):

(i)
Depositor’s breach of the OEM Agreement  between the Depositor and Beneficiary regulating the use of the Deposit Material covered under this Agreement and failure to cure such breach within thirty (30) days; or

(ii)	Failure of the Depositor to function as a going concern or operate in the ordinary course; or

(iii)	Depositor is subject to voluntary or involuntary bankruptcy; or

(iv) Depositor or its successor discontinues any of Depositor’s products licensed to LifeSize (without replacement) prior to expiration or a proper termination of the OEM Agreement; or

(v) Written instructions from both Beneficiary and Depositor instructing Iron Mountain to release the Deposit Materials.

2.
Release Work Request.  A Beneficiary may submit a Work Request to Iron Mountain to release the Deposit Material covered under this Agreement.  Iron Mountain will send a written notice of this Beneficiary Work Request within five (5) business days to the Depositor’s Authorized Person.

3.
Contrary Instructions.  From the date Iron Mountain mails written notice of the Beneficiary Work Request to release Deposit Material covered under this Agreement, Depositor Authorized Person(s) shall have ten (10) business days to deliver to Iron Mountain contrary instructions.  Contrary Instructions shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured ("Contrary Instructions").  Contrary Instructions shall be on company letterhead and signed by a Depositor Authorized Person.  Upon receipt of Contrary Instructions, Iron Mountain shall promptly send a copy to Beneficiary’s Authorized Person(s).  Additionally, Iron Mountain shall notify both Depositor and Beneficiary Authorized Person(s) that there is a dispute to be resolved pursuant to the Disputes provisions of this Agreement.  Iron Mountain will continue to store Deposit Material without release pending (i) joint instructions from Depositor and Beneficiary with instructions to release the Deposit Material; or (ii) dispute resolution pursuant to the Disputes provisions of this Agreement; or (iii) withdrawal of Contrary Instructions from Depositor’s Authorized Person or legal representative; or (iv) receipt of an order from a court of competent jurisdiction.

4.
Release of Deposit Material.  If Iron Mountain does not receive timely Contrary Instructions from a Depositor Authorized Person, Iron Mountain is authorized to release Deposit Material to the Beneficiary or, if more than one Beneficiary is registered to the deposit, to release a copy of Deposit Material to the Beneficiary.  Iron Mountain is entitled to receive any undisputed, unpaid Service Fees due Iron Mountain from the Parties before fulfilling the Work Request to release Deposit Material covered under this Agreement.  Any Party may cure a default of payment of Service Fees.

5.
Termination of Agreement.   This Agreement will terminate upon the release of Deposit Material held by Iron Mountain.  For the avoidance of doubt, each enrollment of a Depositor made by the respective Parties signing the Depositor Enrollment Form attached hereto as Exhibit E constitutes and shall be construed as a separate agreement between Iron Mountain, Beneficiary and the signing Depositor.

6.
Right to Use Following Release.  Beneficiary has the right under this Agreement to use the Deposit Material for the sole purpose of continuing the benefits afforded to Beneficiary by the License Agreement.  Notwithstanding, the Beneficiary shall not have access to the Deposit Material unless there is a release of the Deposit Material in accordance with this Agreement.  Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Material.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit E
DEPOSITOR Enrollment Form

Beneficiary and Iron Mountain Intellectual Property Management, Inc. (“Iron Mountain”) hereby acknowledge that Depositor Company Name: _______________________________is the “Depositor” referred to in the Escrow Agreement that supports DEPOSIT ACCOUNT NUMBER: _____________________________.   Depositor hereby agrees to be bound by all provisions of such Agreement.

Service Check box(es) to order service
Service Description-Master Three Party Escrow Agreement - Beneficiary
All services are listed below. Services in shaded tables are required for every new escrow account set up.  Some services may not be available under the Agreement.
		One-Time Fees	Annual Fees	Paying Party Check box to identify the Paying Party
☐Add Additional Deposit Account and Beneficiary enrollment	Iron Mountain will set up one additional deposit account to manage and administrate access to new Deposit Material that will be securely stored in controlled media vaults in accordance with the service description above and the Agreement that governs the Initial Deposit Account. Iron Mountain will fulfill a Work Request to add a new Beneficiary to an escrow deposit account in accordance with the service description above and the Agreement.		$1,700	☐Depositor -or ☐Beneficiary
☐Add Deposit Tracking Notification	At least semi-annually, Iron Mountain will send an update reminder to Depositor. Thereafter, Beneficiary will be notified of last deposit.	N/A	$375	☐Depositor or ☐Beneficiary
☐Add File List (Verification Report)	Iron Mountain will fulfill a Work Request to provide a File Listing Report, which includes a deposit media readability analysis, a file listing, a file classification table, virus scan outputs, and assurance of completed deposit questionnaire. A final report will be sent to the Paying Party regarding the Deposit Material to ensure consistency between Depositor’s representations (i.e., Exhibit B and Deposit Questionnaire) and stored Deposit Material. Deposit must be provided on CD, DVD-R, or deposited by sFTP.	$2,500	N/A	☐Depositor-or ☐Beneficiary

Authorized Person(s)/Notices Table
Please provide the name(s) and contact information of the Authorized Person(s) under this Agreement.   It is the intent of the Parties that the individual identified below will act as the Authorized Person with respect to the deposit account created pursuant to this Depositor Enrollment Form.  All Notices will be sent electronically or through regular mail to the appropriate address set forth below.  Please complete all information as applicable.  Incomplete information may result in a delay of processing.

Depositor                                                                                                                                                       Beneficiary
Print Name:	Print Name:
Title:	Title:
Email Address	Email Address
Street Address	Street Address
Province/City/State	Province/City/State
Postal/Zip Code	Postal/Zip Code
Phone Number	Phone Number
Fax Number	Fax Number

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Paying  party Company Name: __________________________________

Billing Contact Information Table

Please provide the name and contact information of the Billing Contact under this Agreement.  All Invoices will be sent to this individual at the address set forth below.

Print Name:
Title:
Email Address
Street Address 1
Province/City/State
Postal/Zip Code
Phone Number
Fax Number

IN WITNESS WHEREOF, the Parties have duly executed this Enrolment as of the Effective Date by their authorized representatives:

DEPOSITOR                                                                                                             BENEFICIARY

Signature:	Signature:
Print Name:	Print Name:
Title:	Title:
Date:	Date:
Email Address	Email Address:

IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.

Signature:
Print Name:
Title:
Date:
Email Address:	ipmclientservices@ironmountain.com

All notices to Iron Mountain Intellectual Property Management, Inc. should be sent to ipmclientservices@ironmountain.com OR, Iron Mountain Intellectual Management, Inc. Attn: Client Services, 2100 Norcross Parkway, Suite 150, Norcross, Georgia, 30071, USA

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

EXHIBIT Q
Escrow Deposit Questionnaire

Introduction

From time to time, technology escrow beneficiaries may exercise their right to perform verification services.  This is a service that Iron Mountain provides for the purpose of validating relevance, completeness, currency, accuracy and functionality of deposit materials.

Purpose of Questionnaire

In order for Iron Mountain to determine the deposit material requirements and to quote fees associated with verification services, a completed deposit questionnaire is requested.  It is the responsibility of the escrow depositor to complete the questionnaire.

Instructions

Please complete the questionnaire in its entirety by answering every question with accurate data.  Upon completion, please return the completed questionnaire to the beneficiary asking for its completion.

Escrow Deposit Questionnaire

General Description

1.	What is the general function of the software to be placed into escrow?
2.	On what media will the source code be delivered?
3.	If the deposit is on magnetic tape media, what tape format (e.g. DAT DDS4, DLT 8000, LTO-3, etc.) will be used for the deposit?
4.
Again if the deposit is on tape, what operating system and version was used to create the tape and what tools (either native OS or commercial (e.g. Backup Exec, NetBackup, etc.) were used to load the data; if a third party or commercial software tool was used, please specify the vendor and exact version of the tool used.

5.
Will the deposit be in the format of a database/repository of any type of Versioning or Configuration Management Tool (e.g. Visual Source Safe, Clearcase, Perforce, etc.) or will the software in the deposit be in a clear text/native file system format?  If a Versioning or CM tool will be necessary to examine any part the deposit contents, please specify the Vendor and tool and exact version used.

6.
Is the software deposit encrypted, including password protected archives, in any way?  If so, what tool and version will be used to perform the encryption and will all necessary userid’s, passwords or encryption keys be provided to support extraction of the software?

7.	What is the total uncompressed size of the deposit in megabytes?

Requirements for the Execution of the Software Protected by the Deposit

1.
What are the system hardware requirements to successfully execute the software? (memory, disk space, etc.); please include any additional peripheral devices that may be necessary to support correct function of the software/system.

2.	What is the minimum number of machines required to completely set up the software sufficient to support functional testing? What Operating systems and version are required for each machine?
3.
Beyond the operating systems, what additional third party software and tools are required to execute the escrowed software and verify correct operation? Please provide vendor and versions of all third party tools or libraries required to completely configure a system suitable to support functional testing.

4.
If a database of any kind is required to support functional testing of the software, does the escrow deposit contain or can the depositor provide scripts and backups/imports necessary to create a database instance suitable to support functional testing.

Note: a database containing test data is satisfactory to support functional testing so long as the data is realistic.
5.	Approximately how much time is required to setup and configure a system suitable to support functional testing?
6.	Approximately how much time would be required to perform a set of limited tests once a test system is configured?
7.	Does the escrow deposit contain or can the depositor provide test plans, scripts or procedures to facilitate testing?
8.
With the exception of any database identified above, are any connections to external data sources, feeds or sinks required in order to support the proper functioning of the software and to support testing of the software?

Requirements for the Assembly of the Deposit

1.
Describe the nature of the source code in the deposit. (Does the deposit include interpreted code, compiled source, or a mixture?  How do the different parts of the deposit relate to each other?)  What types of source code make up the escrow deposit (e.g. – C++, Java,  etc.)

2.	How many build processes are there?
3.	How many unique build environments are required to assemble the material in the escrow deposit into the deliverables?
4.	What hardware is required for each build environment to compile the software? (including memory, disk space, etc.)
5.	What operating systems (including versions) are used during compilation? Is the software executed on any other operating systems/version?
6.	How many separate deliverable components (executables, share libraries, etc.) are built?
7.	What compilers/linkers/other tools (brand and version) are necessary to build the application?
8.	What, if any, third-party libraries are used to build the software? Please specify vendor, tool name and exact or minimum required version.
9.
If a database of any kind is necessary to support compilation, is a running instance of the database necessary or is a static instance consisting of the static and shared libraries and/or header files installed by the database sufficient to support compilation?

10.	How long does a complete build of the software take? How much of that time requires some form of human interaction and how much is automated?
11.	Does the escrow deposit contain formal build document(s) describing the necessary steps for build system configuration and compilation?
12.	Do you have an internal QA process? If so, please give a brief description of the testing process.
13.	Please list the appropriate technical person(s) Iron Mountain may contact regarding this set of escrow deposit materials.

Please provide your technical verification contact information below:
COMPANY:
SIGNATURE:
PRINT NAME:
ADDRESS 1:
ADDRESS 2:
CITY, STATE, ZIP
TELEPHONE:
EMAIL ADDRESS:

For additional information about Iron Mountain Technical Verification Services, please contact
Iron Mountain at 800-875-5669.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit B-2

PRICE SCHEDULE

Initial Term:

License and Maintenance Fee – AMPATO PRODUCT:

For each Ampato Product license sold or otherwise transferred to an End User or Distributor, LifeSize shall pay a per seat/user license fee of $58 (“License Fee”) and an annual maintenance fee of $10 (“Maintenance Fee”) for the first year of use. In addition, if LifeSize is able to sell annual maintenance contracts for LifeSize OEM Products for periods beyond an End User’s first year of use, LifeSize shall be obligated to pay Avistar $10 for each such annual maintenance contract for a LifeSize OEM Product for periods beyond an End User’s first year of use that is sold by LifeSize.  Except as specified in the previous sentence, LifeSize shall not be required to pay any Maintenance Fee for periods beyond the End User’s first year of use.  Notwithstanding the foregoing, during a promotional period which shall extend from March 1, 2011 through June 30, 2012 (“Promo Term”), a volume promotional pricing (“Promo Pricing”) shall apply to the Ampato Product License Fee as shown on the Ampato Promo Pricing Table below.  There shall be no change in the Maintenance Fee.

Ampato Promo Pricing
Based on Lifesize MSRP (US$)	Single Order Volume	License Fee payable by Lifesize to Avistar
$199.00	1-99 Seats	$58.00
$139.00	100-249 Seats	$42.00
$99.00	250-499 Seats	$31.00
$89.00	500+ Seats	$29.00

Note:  Promo Pricing is applicable to seat quantities based on a single order and is not cumulative.  Promo Pricing is based on the anticipated Lifesize MSRP (“LS MSRP”) indicated above.  In the event the actual LS MSRP is higher, the Fee payable by Lifesize to Avistar shall be adjusted to reflect the increase in LS MSRP.  Quarterly reporting shall be by unique SKU.

License and Maintenance Fee – EVEREST PRODUCT:

The Everest Product shall be licensed to enterprises based on a combined pricing structure associated with each enabled endpoint plus the total number of concurrent users in accordance with the Everest Product table below.

Everest Product	Based on Lifesize MSRP	Lifesize License Fee payable to Avistar
License Fee per Each Enabled Endpoint	$[***]	$[***]
License Fee per Concurrent User	$[***]	$[***]

Note:  Pricing based on anticipated Lifesize MSRP (“LS MSRP”) indicated above.  In the event the actual LS MSRP is increased by more than 25%, the parties shall discuss in good faith an increase in the License Fee payable by LifeSize to Avistar.  Quarterly reporting shall be by unique SKU.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

For each Everest Product license sold or otherwise transferred to an End User or Distributor, LifeSize shall pay a base fee for each endpoint on which the Everest Product is installed (“Base Fee”) and a connection fee based on the total number of endpoints enabled to connect to the infrastructure at any given time (“Concurrent User Fee”).   In addition, Lifesize shall pay an annual maintenance fee of [***] of the Base Fee and the Concurrent User Fee (“Maintenance Fee”) for the first year of use. In addition, if LifeSize is able to sell annual maintenance contracts for periods beyond an End User’s first year of use, LifeSize shall be obligated to pay Avistar [***] for each such annual maintenance contract for the Everest Product for periods beyond an End User’s first year of use that is sold by LifeSize.  Except as specified in the previous sentence, LifeSize shall not be required to pay any Maintenance Fee for periods beyond the End User’s first year of use. Pricing Example:  By way of example, to illustrate the pricing structure for Everest, in the event an enterprise wishes to enable 3,000 users on day one with no more than 100 users being able to simultaneously utilize the Everest Product at any given time, the license fee calucuation shall be as follows:

Base Fee of $[***] x [***] = $[***]
Concurrent User Fee of $[***] x [***] = $[***]
Total License Fee of $[***] + $[***] = $[***]
Maintenance Fee of [***] of $[***] = $[***]

Paradial Royalty Exemption:  Avistar shall not be required to pay a Seat License Fee for either the Ampato Product or the Everest Product licensed to LifeSize Communications.  Provided however, that such licenses shall not be included for purposes of calculating the Cumulative Seats/User or any Annual Minimums required by the Paradial Agreement.

Minimum Purchase of LifeSize OEM Products:

During the Initial Term, for each calendar quarter, LifeSize shall purchase (i) Lifesize OEM Product licenses (of either Ampato and/or Everest Product) and (ii) first year annual maintenance for such LifeSize OEM Product licenses equal to no less than the US$ amounts noted on the Minimum Purchase Table below applicable to that calendar quarter at the time LifeSize files the report pursuant to Section 3(c).

Minimum Purchase Table:
Each Year, divided equally by quarter:
Year 1	$476,000
Year 2	$816,000
Year 3	$1,224,000
Year 4	$1,632,000
Year 5	$1,972,000

The first calendar quarter of Year 1 shall commence on the first day of the next calendar quarter following LifeSize’s acceptance of the Deliverables pursuant to Section 4(b) (“Year 1 Commencement”), and will include LifeSize OEM Product sold or otherwise transferred to End Users or Distributors between the date of acceptance of Deliverables and Year 1 Commencement.  Each year thereafter shall commence on the anniversary date of Year 1 Commencement.

Renewal Term:  License Fee, Maintenance Fee and Minimum Purchase requirements to be mutually agreed at least ninety (90) days prior to a Renewal Term, if any, provided that the License Fee, Maintenance Fee and Minimum Purchase requirements shall be no less favorable to LifeSize than under the current Term.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit E-2

ROADMAP ENHANCEMENTS

As contemplated by Section 4(c) of the OEM Agreement, Ampato and Everest Roadmap items, to be delivered to Lifesize under annual maintenance when and if available, and the target dates are show below (subject to change at Avistar discretion).  The Roadmap items are described in more detail in the attached presentation dated 3/9/2011 entitled “LifeSize Desktop and Enterprise Desktop Roadmap Overview”.

Ampato v2.5
-	Enhance [***] experience
-	Support [***] [***] ([***])
-	Introduce [***]

Project Name	Feature Description	Est. Feature Complete (SQA)	Est. Release Schedule
Ampato 2.5	[***] Negotiation	[***]	[***]
Ampato 2.5	[***] Control	[***]	[***]
Ampato 2.5	[***] Improvements	[***]	[***]
Ampato 2.5	[***] Support	[***]	[***]

Ampato v3.0
-	Enhanced [***] Experience
-	[***] Support

Release Name	Feature Description	Est. Feature Complete (SQA)	Est. Release Schedule
Ampato 3.0	[***] Support	[***]	[***]
Ampato 3.0	[***]	[***]	[***]
Ampato 3.0	[***]	[***]	[***]
Ampato 3.0	[***]Improvements[***]	[***]	[***]

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Everest 1.0 and 2.0
-	Enterprise Desktop Solution
-	Bundled Infrastructure
-	Concurrent Pricing

Release Name	Feature Description	Est. Feature Complete (SQA)	Est. Release Schedule
Everest 1.0	[***] Feature Set	[***]	[***]
Everest 1.0	[***] Client	[***]	[***]
Everest 1.0	[***] [***] [***]	[***]	[***]
Everest 1.0	[***] Support	[***]	[***]
Everest 1.0	[***] Edition Package	[***]	[***]
Everest 1.0	[***] Improvements [***]	[***]	[***]

Release Name	Feature Description	Est. Feature Complete (SQA)	Est. Release Schedule
Everest 2.0	[***] Feature Set	[***], [***]	[***]

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.